UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07963

The New York State Opportunity Funds

(Exact name of registrant as specified in charter)

5710 Commons Park

E. Syracuse, New York 13057

(Address of principal executive offices)

(Zip code)

Gregg A. Kidd

Pinnacle Advisors LLC

5710 Commons Park

E. Syracuse, New York 13057

 (Name and address of agent for service)

Registrant's telephone number, including area code: (315) 251-1101

Date of fiscal year end: March 31

Date of reporting period: March 31, 2005

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSRS, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

New York State Opportunity Funds

New York Equity Fund

Annual Report
March 31, 2005

Investment Adviser
Pinnacle Advisors LLC
5710 Commons Park Dr. East
Syracuse, NY 13057

NEW YORK EQUITY FUND

March 31, 2005

Dear Shareholder:

The past 12 months have been a volatile year your for our fund.  Coming off a very strong year in 2004 where we produced our best ever yearly returns it is not unexpected that we would have a pullback this past year.  For our year ending March 2005 we were   -10.06%.  This left our return 16.73% behind the S&P 500.  The erratic nature of the markets the past few years can quickly change a small fund’s performance, as we have experienced.

While some of our main holdings held us back this past year we are confident that by staying the course with these holdings we will be rewarded in the future.  It is very frustrating for me to have had to endure these market conditions going back 5 years as it certainly has been for you the investor.  It’s still seems unbelievable to me that the NASDAQ market remains 60% below its peak of 2000.

So what will the future hold for the markets and for holders of the fund?  I continue to feel very positive of the prospects for higher prices for the equity markets.  Many of the concerns that have exasperated the difficult market conditions seem to be diminishing.  For instance, I believe the Fed will soon have achieved their goal of rate increases by the fall of 2005.  Concerns of a slowdown in the domestic economy earlier in the year have faded as the U.S. is looking to grow at almost 4% for the year.  And oil price, while high, have proven not to have had the negative effect on our economy most people feared and a leveling off or better yet a decrease in price could be a great boost to the markets.

It is always our intent to participate in market rallies and the next up leg we intend to do so.  Our holdings range form financial service companies, to biotechnology firms, too military hardware providers.  Specifically, we hold relatively large positions in companies that have developed or are in the process of developing technologies that not only will benefit the United States Military and Intelligence Agencies but should benefit Consumers and  the shareholders of these companies as their products are introduced into the market place.

Thank you for your continued faith and patience.   I truly look forward to the new fiscal year and the opportunities that lay ahead.

Sincerely,

/s/ Gregg A. Kidd

Gregg Kidd

Portfolio Manager

New York Equity Fund

Comparison of the Change in Value of a $10,000 Investment in the New York Equity Fund and the Standard & Poor's 500 Index

$23,500
$21,000
$18,500
$16,000
$13,500
$11,000
$8,500
$6,000
$3,500
New York Equity Fund
Average Annual Total Returns (a)
(for periods ended March 31, 2005)
$14,171
$8,844
May-97
Sep-98
Mar-00
Sep-01
Mar-03
Sep-04
New York Equity Fund
S&P 500 Index

*Initial public offering of shares was May 12, 1997.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

This chart assumes an initial investment of $10,000 made on November 23, 1998. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost. All returns reflect reinvested dividends but do not reflect the impact of taxes.

Past performance is not predictive of future performance.

NEW YORK EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 2005

Shares	Common Stocks - 97.86%	Value

	Computer & Office Equipment - 5.68%
3,000	International Business Machines Corp.	$ 274,140

	Energy - 7.20%
250,000	Arotech Corp.(a)	347,500

	Financial - 30.48%
2,000	Bear Stearns Cos., Inc.	199,800
4,000	Citigroup, Inc.	179,760
1,500	Goldman Sachs Group, Inc.	164,985
6,000	J.P. Morgan Chase & Co.	207,600
2,500	Lehman Brothers Holdings, Inc.	235,400
2,000	M&T Bank Corp.	204,120
3,000	Merrill Lynch & Co.	169,800
35,000	Seibert Financial, Corp. (a)	109,200
		1,470,665
	Health Care - 5.57%
1,000	Barr Pharmeuticals, Inc. (a)	48,830
10,000	Hi-Tech Pharmacal, Inc. (a)	219,800
		268,630
	Industrials - 11.97%
75,000	Mechanical Technology, Inc. (a)	331,500
7,500	Paychex, Inc.	246,150
		577,650

NEW YORK EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 2005

Shares	Common Stock - 97.86%	Value

	Information Technology- 18.21%
40,000	Computer Task Group (a)	159,200
700,000	CopyTele, Inc. (a)	441,000
25,000	Corning, Inc. (a)	278,250
		878,450
	Pharmaceutical Preporations - 4.24%
40,000	Regeneron Pharmeceuticals, Inc.(a)	204,400

	Services-Comercial, Physical & Biological Research - 5.33%
25,000	Albany Molecular Research, Inc.(a)	257,000

	Radio Broadcasting Stations - 8.15%
70,000	Sirius Satellite Radio, Inc.(a)	393,400

	Software - 1.03%
220,000	Nibex, Inc.(b)	49,999

	Total Common Stocks - (Cost $4,566,702)	$ 4,721,834

	Other Assets in Excess of Liabilities - 2.14%	103,011

	Net Assets - 100.0%	$ 4,824,845

(a) Non-income producing security.
(b) Restricted Security.

The accompanying notes are an integral part of the financial statements.

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

NEW YORK EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2005

ASSETS
Investment securities, at value (Cost $4,566,702)	$ 4,721,834
Cash	18,524
Receivable for securities sold	138,723
TOTAL ASSETS	4,879,081

LIABILITIES
Payable to affiliates (Note 3)	9,695
Accrued expenses	4,291
Payable for securities purchased	40,250
TOTAL LIABILITIES	54,236

NET ASSETS	$ 4,824,845

NET ASSETS CONSIST OF:
Paid-in capital	$ 10,127,000
Accumulated net realized losses from security transactions	(5,457,287)
Net unrealized appreciation on investments	155,132
NET ASSETS	$ 4,824,845

Shares of beneficial interest outstanding (unlimited number
of shares authorized, no par value)	599,375

Net asset value and redemption price per share	$8.05

Maximum offering price per share ($8.05/95.25%) (Note 1)	$8.45

The accompanying notes are an integral part of the financial statements.

NEW YORK EQUITY FUND
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2005

INVESTMENT INCOME
Dividends	$ 31,465
31,465

EXPENSES
Investment advisory fees (Note 3)	56,246
Professional fees	24,795
Transfer agent fees	14,473
Distribution fees (Note 3)	14,062
Custodian fees	12,517
Accounting fees	9,300
Trustees' fees and expenses	6,256
Postage and supplies	3,341
Insurance expense	1,564
Compliance fees	6,324
Registration fees	2,043
Other expenses	391
TOTAL EXPENSES	151,312
Fees waived and expenses reimbursed by the Advisor (Note 3)	(39,945)
NET EXPENSES	111,367

NET INVESTMENT LOSS	(79,902)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments	679,071
Net increase (decrease) in unrealized appreciation
(depreciation) on investments	(1,153,682)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(474,611)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(554,513)

The accompanying notes are an integral part of the financial statements.

NEW YORK EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2005	Year Ended March 31, 2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$ (79,902)	$ (76,853)
Net realized gain from investments	679,071	395,149
Unrealized appreciation
(depreciation) on investments	(1,153,682)	1,914,686
Net (decrease) increase in net assets resulting from operations	(554,513)	2,232,982

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	387,831	290,309
Payments for shares redeemed	(1,147,771)	(424,345)
Net increase (decrease) in net assets from capital share transactions	(759,940)	(134,036)

TOTAL (DECREASE) INCREASE	(1,314,453)	2,098,946

NET ASSETS
Beginning of year	6,139,298	4,040,352
End of year	$ 4,824,845	$ 6,139,298

CAPITAL SHARE ACTIVITY
Shares sold	50,645	36,436
Shares redeemed	(137,381)	(54,876)
Net increase (decrease) in shares outstanding	(86,736)	(18,440)
Shares outstanding, beginning of year	686,111	704,551
Shares outstanding, end of year	599,375	686,111

The accompanying notes are an integral part of the financial statements.

NEW YORK EQUITY FUND
FINANCIAL HIGHLIGHTS

Selected per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2002	Year Ended March 31, 2001

Net asset value at beginning of year	$ 8.95	$ 5.73	$ 8.63	$ 11.35	$ 19.27

Income (loss) from investment operations:
Net investment loss	(0.13)	(0.08)	(0.08)	(0.16)	(0.15)
Net realized and unrealized gain (loss) on investment transactions	(0.77)	3.30	(2.82)	(2.56)	(6.49)
Total from investment operations	(0.90)	3.22	(2.90)	(2.72)	(6.64)

Less Distributions	0.00	0.00	0.00	0.00	(1.28)

Net asset value at end of year	$ 8.05	$ 8.95	$ 5.73	$ 8.63	$ 11.35

Total return (a)	-10.06%	56.19%	-33.60%	-23.96%	-36-38%

Net assets at end of year	$ 4,824,845	$6,139,298	$4,040,352	$6,578,148	$8,547,585

Ratios/Supplemental Data
Ratio of net expenses to average net assets (b)	1.98%	1.98%	1.98%	2.06%	2.08%
Ratio of net investment income to average net assets (b)	(1.42)%	(1.02)%	(1.40)%	(1.55)%	(0.91)%

Portfolio turnover rate	97%	123%	73%	106%	224%

(a) Total returns shown exclude the effect of applicable sales loads.
(b)	Ratios of expenses to average net assets, assuming no waiver of fees and/or reimbursement of expenses by the advisor, would have been 2.69%, 3.04%, 4.82%, 3.26%
and 2.49% for the years ended March 31, 2005, 2004, 2003, 2002 and 2001, respectively (Note 3).

The accompanying notes are an integral part of the financial statements.

NEW YORK EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2005

1.   SIGNIFICANT ACCOUNTING POLICIES

The New York Equity Fund (the “Fund”) is a non-diversified series of The New York State Opportunity Funds (the “Trust”).  The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), was organized as a Massachusetts business trust on November 20, 1996.  The Fund was capitalized on February 18, 1997, when affiliates of Pinnacle Advisors LLC (the “Advisor”) purchased the initial shares of the Fund at $10 per share.  The Fund began the public offering of shares on May 12, 1997.

The Fund seeks to provide long-term capital growth by investing primarily in the common stocks of publicly-traded companies headquartered in the state of New York and those companies having a significant presence in the state.

The following is a summary of the Fund's significant accounting policies:

Securities Valuation – Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees.  The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the board of Trustees.

Share Valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets less liabilities, by the number of shares outstanding, rounded to the nearest cent.  The maximum offering price per share of the Fund is equal to the net asset value per share plus a sales load equal to 4.98% of the net asset value (or 4.75% of the offering price).  The redemption price per share is equal to the net asset value per share.

Investment Income -- Dividend income is recorded on the ex-dividend date.  Interest income is accrued as earned.

Security Transactions -- Security transactions are accounted for on trade date.  Realized gains and losses on security transactions are determined on a specific identification basis.

Distributions to Shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year and are recorded on the ex-dividend date.  The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales.  For the year ended March 31, 2005, no distributions were required.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

2.   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $5,187,133 and $6,076,583 respectively, for the fiscal year ended March 31, 2005.

Net unrealized appreciation of the Fund’s investments at March 31, 2005 was $155,132 (gross unrealized appreciation of $786,664; gross unrealized depreciation of $631,532).

3.   TRANSACTIONS WITH AFFILIATES

Advisory Agreement

Under the terms of an Advisory Agreement, the Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets up to $100 million; 0.95% of such assets from $100 million to $200 million; and 0.85% of such assets in excess of $200 million.  The Advisor was paid Advisory fees of $56,246 of which the Advisor voluntarily waived $39,945 of operating expenses for the year ended March 31, 2005.

The President of the Advisor is also President and a Trustee of the Trust.

Underwriting Agreement

The principal underwriter of the Fund’s shares is Pinnacle Investments, Inc. (the “Underwriter”), an affiliate of the Advisor.  For the year ended March 31, 2005, the Underwriter received underwriter commissions of $1,072 and brokerage commissions of $5,502 in connection with the sale of Fund shares.

Portfolio Transactions

During the fiscal year ended March 31, 2005, all of the Fund's portfolio transactions were executed through the Underwriter.  As a result, brokerage commissions of $53,360 were paid by the Fund to the Underwriter.

Distribution Plan

The Trust has adopted a Plan of Distribution (the Plan) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund may directly incur or reimburse the Advisor for certain costs related to the distribution of the Fund shares, not to exceed 0.25% of average daily net assets.  For the year ended March 31, 2005, the Fund incurred $14,062 in distribution-related expenses under the Plan.

4.   CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2005, National Financial Services, for the benefit of others, in aggregate, more than 72% of the Fund.

5.   RESTRICTED SECURITIES

The investment in 220,000 shares of Nibex, Inc. common stock, the sale of which is restricted, has been valued by the board of trustees at $.23 per share after considering certain pertinent factors, including the results of operations of Nibex, Inc. since the date of purchase of July 21, 2003 for $200,000 and the sales price of recent private placement in its common stock. No quoted market price exists for Nibex, Inc. shares. It is possible that the estimated value may differ significantly from the amount that might be ultimately realized in the near term and the difference could be material.

6.   DISTRIBUTIONS TO SHAREHOLDERS

As of March 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$0
Undistributed long-term capital gain/(accumulated losses)	($5,457,287)
Unrealized appreciation/(depreciation)	$155,132
($5,302,155)

The difference between book basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

7.   FEDERAL TAXES

It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2005:

Cost of portfolio investments	$ 4,591,106

Gross unrealized appreciation	$ 762,260
Gross unrealized depreciation	(631,532)
Net unrealized appreciation	$ 130,728
Capital loss carryforwards	$ 5,362,072

The difference between book cost and tax cost consists of wash sales of $24,404.

 The capital loss carryforwards as of March 31, 2005 in the table above expire as follows:

Amount	Expires March 31,
$ 204,603	2009
2,176,408	2010
1,498,099	2011
1,482,962	2012
$ 5,362,072

For the year ended March 31, 2005, the Fund reclassified net investment losses of $79,902 against accumulated net realized loss on the Statement of Assets and Liabilities.  Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

8. SUBSEQUENT EVENT

At a meeting of the Board of Trustees held on March 11, 2005 the Board approved an amendment to the Fund’s Prospectus and Statement of Additional Information dated August 1, 2004.   Effective April 1, 2005 the Fund’s shares would be offered at the net asset value and there would no longer be a sales charge imposed on purchases of the shares of the Fund.  In addition the Board also approved the termination of the Fund’s 12b-1 Distribution Plan effective April 1, 2005, as described in Note 3.

NEW YORK EQUITY FUND

March 31, 2005

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS

Overall responsibility for management of the Fund rests with the Board of Trustees.  The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal.  The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations.  The following are the Trustees and executive officers of the Fund:

Trustee	Address	Age	Position Held with the Trust	Length of Time Served
*Gregg A. Kidd	5710 Commons Park Dr. East Syracuse, NY	42	President and Trustee	Since November 1996
Joseph Masella	One Unity Plaza at Franklin Square, Syracuse, NY	54	Trustee	Since February 1997
Mark E. Wadach	110 Treeland Circle, Syracuse, NY	52	Trustee	Since February 1997
Michael Samoraj	5710 Commons Park Dr. East Syracuse, NY	46	Chief Compliance Officer, Secretary	Since October 2004 Since April 2003
Daniel F. Raite	5710 Commons Park Dr. East Syracuse, NY	58	Treasurer	Since November 1996

*Mr. Kidd, as an affiliated person of the Advisor and the Underwriter, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Each Trustee oversees one portfolio of the Trust.  The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Gregg A. Kidd is President of the Advisor and the Underwriter.

Joseph Masella is Executive Vice President and a Director of Unity Mutual Life Insurance Company.

Mark E. Wadach is a Sales Representative for Morabito Gas & Electric Company.  Prior to October 2000, he was a Mortgage Consultant for Syracuse Securities (a real estate financing firm).

Michael Samoraj, is a registered representative and principal for Pinnacle Investments Inc., the Underwriter for the Fund.

Daniel F. Raite, as an affiliated person of the Advisor and the Underwriter, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Additional information about the Board of Trustees and Executive Officers may be found in the Fund’s Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-888-899-8344.

NEW YORK EQUITY FUND

March 31, 2005

Expense Example

As a shareholder of the New York Equity Fund, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund’s and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2004 through March 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period*
	10/1/2004	3/31/2005	10/1/2004 to 3/31/2005

Actual	$1,000.00	$1,021.57	$9.98
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,015.06	$9.95

* Expenses are equal to the Fund's annualized expense ratio of 1.98%
multiplied by the average account value over the period, multiplied by
182/365 (to reflect the one-half year period).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

New York Equity Fund

We have audited the accompanying statement of assets and liabilities of New York Equity Fund, (the "Fund"), a series of the New York Opportunity Funds, including the schedule of investments, as of March 31, 2005 and the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audit.  The financial statements and financial highlights for the years ended March 31, 2004, 2003, 2001 and 2000 were audited by other auditors whose reports expressed unqualified opinions on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of March 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New York Equity Fund as of March 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania	/s/Sanville & Company
May 25, 2005

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The fund is small enough that the audit committee has deemed it unnecessary to elect an audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

Item 4. Principal Accountant Fees and Services.

(a)        Audit Fees

            FY 2004                       $ 11,695

            FY 2005                       $  9,250

(b)        Audit-Related Fees

                                                Registrant

            FY 2004                       $ 0

            FY 2005                       $ 0

(c)        Tax Fees

            FY 2004                       $ 0

            FY 2005                       $ 750

(d)        All Other Fees

Not available at this time.

(e)

(1)

Audit Committee’s Pre-Approval Policies

Due to the small size of the fund the audit committee has yet to develop a pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

Not applicable.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of March 18, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New York State Opportunity Funds

By /s/Gregg A. Kidd

*Gregg A. Kidd

Chief Executive Officer

Date June 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gregg A. Kidd

*Gregg A. Kidd

Chief Executive Officer

Date June 7, 2005

By /s/Daniel F. Raite

*Daniel F. Raite

Chief Financial Officer

Date June 7, 2005

* Print the name and title of each signing officer under his or her signature.